Exhibit 10.13

FOURTH AMENDMENT TO LOAN AGREEMENT

This FOURTH AMENDMENT TO LOAN AGREEMENT is made and entered into as of June 29, 2004 (as it may be modified, supplemented or amended from time to time in accordance with its terms, this "Amendment") by and between E-LOAN, INC., a Delaware corporation (the "Borrower"), and MERRILL LYNCH MORTGAGE CAPITAL INC., a Delaware corporation (together with its successors and assigns, "Lender").

BACKGROUND

WHEREAS, the Borrower and the Lender entered into a Loan Agreement dated as of June 14, 2002, as amended by the First Amendment dated as of September 16, 2002 and as amended by the Second Amendment dated as of June 3, 2003 and as amended by the Third Amendment dated as of July 14, 2003 (as amended, supplemented and otherwise modified from time to time, the "Existing Loan Agreement"), pursuant to which the Lender extended financing to the Borrower on the terms and conditions set forth therein;

WHEREAS, the parties to the Existing Loan Agreement desire to amend the Existing Loan Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1.  Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Existing Loan Agreement.

SECTION 2.  Amendment. Effective upon the execution and delivery of this Amendment:

  Exhibit D of the Table of Contents of the Existing Loan Agreement ("EXHIBIT D - FORM OF DEALER AGREEMENT") shall be amended and restated in its entirety as follows:

  "EXHIBIT D - RESERVED".

  Exhibit E of the Table of Contents of the Existing Loan Agreement ("EXHIBIT E - FORM OF E-FUND AGREEMENT") shall be amended and restated in its entirety as follows:

  "EXHIBIT E - FORM OF POWERCHECK®".

  The definition of "Commitment Termination Date" in Section 1.22 of the Existing Loan Agreement shall be amended and restated in its entirety as follows:

  1.22 Commitment Termination Date means the earlier of (i) July 13, 2005, and (ii) the date on which the Commitment is otherwise terminated in accordance with the terms of this Agreement".
  The definition of "Contract" in Section 1.24 of the Existing Loan Agreement shall be amended and restated in its entirety as follows:

  1.24 Contract means the PowerCheck®, Note and Security Agreement and each other agreement delivered in connection therewith or pursuant thereto relating to a Vehicle, which was originated by the Borrower and pursuant to which the related Obligor is required to repay the related Amount Financed in full during the term of such agreement or contract and which is funded by the Lender pursuant to this Agreement.
  Section 1.31 of the Existing Loan Agreement (the definition of "Dealer Agreement") is hereby amended and restated in its entirety as follows:

  "Reserved".
  Section 1.36 of the Existing Loan Agreement (the definition of "E- Fund Agreement") is hereby amended and restated in its entirety as follows:

  "Reserved".
  Section 1.37(b) of the Existing Loan Agreement ("Eligible Contract") shall be amended and restated in its entirety as follows:

  (b) with respect to each Subprime Contract, complies with the Loan Guidelines of a Contract Purchaser and otherwise should be purchased by a Contract Purchaser pursuant to a Contract Purchase Agreement within three (3) Business Days of receipt by Borrower of all documentation required under the Borrower's PowerCheck®.
  Section 1.37(c) of the Existing Loan Agreement ("Eligible Contract") shall be amended and restated in its entirety as follows:

  (c) in the case of a refinancing, is evidenced by a Note and Security Agreement and a PowerCheck® endorsed by the prior lender/lienholder acknowledging the release of its lien on the related Vehicle, and, with respect to a lease-buy-out, is evidenced by a Note and Security Agreement and a PowerCheck® endorsed by the lessor acknowledging that it has provided the Obligor with good and marketable title to the related Vehicle, and, in each case, is originated in conformity with the PowerCheck® instructions, Eligibility Criteria, guidelines for completing the the PowerCheck® and other terms and conditions described in the PowerCheck® applicable to such transaction.
  The definition of "PowerCheck®" is hereby added as Section 1.72.1 of the Existing Loan Agreement as follows:

  1.72.1 PowerCheck® means a draft originated by the Originator to an Obligor for the purchase (including purchases from a Dealer or Eligible Non-Franchise Dealer, person-to-person transactions, and lease buy-out transactions) or refinancing of a vehicle, substantially in the form of Schedule E to the Existing Loan Agreement.
  The definition of "Subprime Contract" in Section 1.87 of the Existing Loan Agreement shall be amended and restated in its entirety as follows:

  1.87 Subprime Contract means any Contract with an Obligor who has a FICO score at the time of origination of such Contract from and including 500 to and including 599. For the avoidance of doubt, the term "Subprime Contract" as used herein shall not include any Contract with an Obligor who has a FICO score of below 500.
  Section 4.20 of the Existing Loan Agreement shall be amended and restated in its entirety as follows:

  4.20 Forms of PowerCheck® and Note and Security Agreement. The PowerCheck® to be used for the purchase (including purchases from a Dealer or Eligible Non-Franchise Dealer, person-to-person transactions, and lease buy-out transactions) or refinancing of a vehicle is in substantially the form attached hereto as Exhibit E, and any changes thereto related to any particular Contract are not adverse to the Lender. Each Note and Security Agreement actually entered into by the Borrower is in substantially the form attached hereto as Exhibit F and any changes therefrom related to any particular Contract are not adverse to the Lender.
  Section 5.2(s) of the Existing Loan Agreement shall be amended and restated in its entirety as follows:

  5.2(s) Funding of Loans. Borrower shall fund no direct loans for the purchase or refinancing of Vehicles until the Dealer in a subject transaction has complied with the PowerCheck® instructions, eligibility criteria for the Contracts and Vehicles, guidelines for completing the PowerCheck®, and other terms and conditions described in the PowerCheck® applicable to the subject transaction.
  Section 5.2(t) of the Existing Loan Agreement shall be amended and restated in its entirety as follows:

  5.2(t) Modification of PowerCheck®. Without the prior written consent of Lender, Borrower shall not amend, modify, supplement or otherwise change any PowerCheck® in a manner adverse to the Lender.
  Exhibit D to the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

  "Reserved".
  Exhibit E to the Existing Loan Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit E.

  Exhibit G to the Existing Loan Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit G.

SECTION 3.  Conditions Precedent. The effectiveness of this Amendment is subject to (a) the due authorization, execution and delivery by the parties hereto of this Amendment, (b) the due authorization, execution and delivery by the parties to the Fourth Amendment to the Credit Agreement, dated June 29, 2004, by and among E-Loan Auto Fund One, LLC, E-Loan, Inc., and Merrill Lynch Bank USA (as acknowledged and agreed to by Systems & Services Technologies, Inc. as the Servicer), (c) the due authorization, execution and delivery by the parties to the Fourth Amendment to the Systems and Services Technologies, Inc. Servicing and Custodian Agreement, dated as of June 29, 2004, among Systems and Services Technologies, Inc., as servicer and custodian, E-Loan Auto Finance One, LLC, as borrower, and E-Loan, Inc., as originator and administrator, and (d) the due authorization, execution and delivery by the parties to the First Amendment to the Contribution and Sale Agreement, dated June 29, 2004, by and among E-Loan Auto Fund One, LLC and E-Loan, Inc. (as acknowledged and agreed to by Merrill Lynch Bank USA as the Secured Party).

SECTION 4.  Representations, Warranties and Covenants.

  The Borrower hereby confirms that each of the representations, warranties and covenants set forth in the Existing Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations, warranties or covenants expressly relate to earlier dates. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and the Borrower hereby ratifies its obligations thereunder.

  The Borrower confirms that as of the date hereof its obligations under the Existing Loan Agreement, as amended by this Amendment, and the other Loan Documents are in full force and effect and are hereby ratified. The Borrower represents and warrants that (i) no Default or Event of Default has occurred, (ii) it has the power and is duly authorized to execute and deliver this Amendment, (iii) this Amendment has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of it enforceable against it in accordance with its terms, (iv) it is and will continue to be duly authorized to perform its obligations under this Amendment and the other Loan Documents, (v) the execution, delivery and performance by it of this Amendment does not and will not require any consent or approval, which has not already been obtained, from any Governmental Authority, shareholder or any other Person, and (vi) the execution, delivery and performance by it of this Amendment shall not result in the breach of, or constitute a default under, any material agreement or instrument to which it is a party.

SECTION 5.  Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 6.  Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES; PROVIDED, THAT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  Miscellaneous.

  The parties hereto hereby agree that the amendments set forth in this Amendment shall be incorporated into the Existing Loan Agreement. This Amendment constitutes the entire agreement concerning the subject matter hereof and supercedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

  Any reference to the Existing Loan Agreement from and after the date hereof shall be deemed to refer to the Existing Loan Agreement as amended hereby, unless otherwise expressly stated.

  This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.

  The headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any other provision of this Amendment.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

Lender:

MERRILL LYNCH MORTGAGE CAPITAL INC.
By:_____/s/ Jeffrey Cohen_____________ Name: Jeffrey Cohen Title: Director
Borrower:

E-LOAN, INC.
By:_____/s/ Mark Lefanowicz__________ Name: Mark Lefanowicz Title: COO & President

EXHIBIT E*

FORM OF POWERCHECK®

*This Exhibit has been omitted in accordance with Item 601 of Regulation S-K, and will be provided upon request.

EXHIBIT G

BORROWER'S GENERAL UNDERWRITING CRITERIA

Underwriting Guidelines - Credit/Scoring/Authorities Overview - Credit Authorities

Introduction

Credit Authority will be established for each level by role as defined below. Authorities are "up to and including" the amounts indicated. Exceptions to the amounts shown below may be made based upon need and other factors, but only with concurrence of Credit Risk Management and the General Manager.

Credit Authorities	The following table provides the lending limits and allowable exceptions related to the corresponding role. [**]

Documentation of Exceptions	All exceptions are required to be documented in detail, in the note section of APPRO. [**]

Continued on next page

**Confidential Treatment Requested

Credit Authorities, Continued

Role/Exception
Definitions

[**]

Additional Responsibilities

Managers should regularly review exceptions and overrides approved by Supervisors/Sr. Analysts.
During weekend, holiday, off-hour work, or under other special circumstances, temporary credit authority may be delegated to qualified individuals with lesser authority.
Note: Decisions made during these periods require later concurrence by the appropriate authority level.